UNITED STATES SECURITIES

AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21918

Oppenheimer Global Multi Strategies Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 11/30/2012

Item 1. Reports to Stockholders.

11	30	2012

SEMIANNUAL REPORT

Oppenheimer Global Multi Strategies Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/30/12

	Class A Shares of the Fund		S&P 500 Index	Barclays Capital Global Aggregate Bond Index
	Without Sales Charge	With Sales Charge
6-Month	5.28%	–0.78%	9.32%	3.61%
1-Year	7.09	0.93	16.13	5.37
5-Year	0.58	–0.61	1.34	5.45
Since Inception (3/5/07)	0.91	–0.13	2.57	6.22

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized.

2	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Fund Performance Discussion

Over the six-month reporting period, the Fund’s Class A shares (without sales charge) produced a cumulative total return of 5.28%, while the S&P 500 Index returned 9.32% and the Barclays Capital Global Aggregate Bond Index returned 3.61%.

MARKET OVERVIEW

During the reporting period, global equity and fixed-income markets generally experienced gains despite sustained macroeconomic concerns. The period opened in the midst of a volatile market environment, as European sovereign debt fears along with slow growth and high unemployment in the U.S. drove negative market sentiment. However, shortly after the period began, the markets began to rally, as increased stimulus measures taken by the European Central Bank (“ECB”) and the U.S. Federal Reserve (the “Fed”) helped boost global equity markets. The ECB committed to potentially unlimited bond purchases to ease financing pressure on countries like Spain and Italy. Under the plan, these and other members of the European Union (excluding Greece) will be able to maintain access to funding at sustainable interest rates, on the condition that they continue with strict reform programs. In the U.S., the Fed introduced a third round of quantitative easing (QE3), under which it announced plans to purchase mortgage-backed bonds on a monthly basis until the labor market shows signs of substantial improvement. While these actions boosted the markets, a number of concerns throughout the globe remained, including slowing growth in China, continued European debt concerns and worries over the so-called fiscal cliff in the U.S. as politicians began discussions over expiring tax cuts and revenue shortfalls.

FUND PERFORMANCE

The Fund’s investment strategies, Global Macro, Fixed-Income Alternatives and Volatility, positively contributed to the Fund’s return. Equity Market Neutral, another investment strategy of the Fund, detracted from Fund performance.

In terms of the positive contributing strategies, Global Macro, which involves investment in instruments across broad asset and/or sector classes, had the highest contribution. This strategy benefited from positions in high yield, bank loans and mortgage-related products. These areas rallied during the period as central bank action spurred investors to pursue yield. The Fund’s Fixed-Income Alternatives strategy involves investment in sovereign and corporate fixed-income securities as well as fixed-income alternatives, such as event-linked or catastrophe bonds. This strategy benefited from

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	3

our security selection in investment grade credits and from our exposure to catastrophe bonds. In Volatility, which involves investment in options and other derivatives to take advantage of mispricing opportunities in the options markets, we benefited from tactically selling volatility in the S&P 500 Index and benefited from certain currency plays. Additionally, we had success in mitigating volatility in the Fund by implementing overlay strategies that are intended to produce positive returns when the market becomes skittish, which was the case in the latter half of this period.

The Fund’s Equity Market Neutral strategy, which involves investment in equity securities while seeking to minimize systematic equity risk, detracted from performance as our security selection of equity stocks, both in the U.S. and abroad, did not perform well. The largest factor to the negative results was the Fund’s mistimed exposures to certain sectors and industries. Some of our stock picks lagged because the sectors in which they belonged underperformed against the broad market.

STRATEGY & OUTLOOK

Continued aggressive central bank action both in the U.S. and abroad has sought to stem the European debt crisis and address the so-called U.S. fiscal cliff. As the end of the year approaches, the focus on deliberations in the U.S. Congress around how to deal with entitlements and debt has heightened significantly. We believe that to address the U.S.’s fiscal problems, a solution will require compromise from both political parties. For this reason, we expect U.S. equity markets to be range-bound. Additionally, because fixed-income corporate bonds have rallied for an extended period, we do not expect them to have much more room to rise in 2013. In fact, we believe that returns may be commensurate with the levels of coupons that these sectors currently offer. On the other hand, we look at the volatility markets and believe that there are opportunities in this area because we think investors continue to pay too much (or too little) for insurance against downside risk for certain assets.

We see better days ahead for stock picking. As 2012 comes to close, we have witnessed a decline in equity market volatility. This decline has corresponded with the fall in correlations between stocks, as securities are less likely to move in tandem to global macro events or shocks. We believe such an environment is good for an actively-managed portfolio.

Caleb Wong Portfolio Manager

4	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION
Non-Convertible Corporate Bonds and Notes	33.9%
Money Market Fund	27.0
Event-Linked Bonds	9.9
Domestic Fixed Income Fund	9.5
Wholly-Owned Subsidiary	5.8
Mortgage-Backed Obligations	5.5
Common Stocks	5.3
U.S. Government Obligations	2.6
Options Purchased	0.5

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2012, and are based on the total market value of investments.

TOP TEN HOLDINGS
Oppenheimer Institutional Money Market Fund, Cl. E	26.8%
Oppenheimer Master Loan Fund, LLC	9.4
Oppenheimer Global Multi Strategies Fund (Cayman) Ltd.	5.8
Vita Capital IV Ltd. Catastrophe Linked Nts., 4.109%, 1/15/15	2.7
U.S. Treasury Bills, 0.145%, 5/30/13	2.6
Everglades Re Ltd. Catastrophe Linked Nts., 17.75%, 4/30/14	1.5
Nelson Re Ltd. Catastrophe Linked Nts., Series 2008-1, Cl. H, 2.912%, 6/6/13	1.5
Kortis Capital Ltd. Catastrophe Linked Nts., 5.604%, 1/15/17	1.4
Multicat Mexico 2012 Ltd. Catastrophe Linked Nts., 8%, 12/4/15	1.4
Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts., 4.591%, 12/16/15	1.4

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2012, and are based on net assets.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	5

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/30/12

	Inception Date	6-Month	1-Year	Since Inception
Class A (OARAX)	3/5/07	5.28%	7.09%	0.91%
Class C (OARCX)	1/27/12	4.81%	N/A	4.55%
Class I (OAIIX)	1/27/12	5.44%	N/A	5.52%
Class Y (OARYX)	1/27/12	5.32%	N/A	5.36%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/12
	Inception Date	6-Month	1-Year	Since Inception
Class A (OARAX)	3/5/07	–0.78%	0.93%	–0.13%
Class C (OARCX)	1/27/12	3.81%	N/A	3.55%
Class I (OAIIX)	1/27/12	5.44%	N/A	5.52%
Class Y (OARYX)	1/27/12	5.32%	N/A	5.36%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C shares, the contingent deferred sales charge of 1%. There is no sales charge for Class I and Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities, and the Barclays Capital Global Aggregate Bond Index, a broad-based measure of the global investment-grade fixed-rate debt markets. The Indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

6	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	7

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Actual	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During 6 Months Ended November 30, 2012
Class A	$1,000.00	$1,052.80	$6.09
Class C	1,000.00	1,048.10	10.22
Class I	1,000.00	1,054.40	4.65
Class Y	1,000.00	1,053.20	5.37

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.15	5.99
Class C	1,000.00	1,015.14	10.05
Class I	1,000.00	1,020.56	4.57
Class Y	1,000.00	1,019.85	5.28

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended November 30, 2012 are as follows:

Class	Expense Ratios
Class A	1.18%
Class C	1.98
Class I	0.90
Class Y	1.04

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	9

STATEMENT OF INVESTMENTS    November 30, 2012 / (Unaudited)

	Shares	Value
Wholly-Owned Subsidiary—5.8%
Oppenheimer Global Multi Strategies Fund (Cayman) Ltd.[1,2] (Cost $1,214,797)	10,000	$1,070,875
Common Stocks—5.2%
American Capital Agency Corp.	3,922	123,739
Annaly Mortgage Management, Inc.	7,577	111,533
Anworth Mortgage Asset Corp.	18,617	109,840
ARMOUR Residential REIT, Inc.	18,162	127,116
Capstead Mortgage Corp.	9,087	110,316
Chimera Investment Corp.	44,602	122,209
Goldman Sachs Group, Inc. (The)	96	11,308
Hatteras Financial Corp.	4,304	114,745
Resource Capital Corp.	23,906	141,524
Total Common Stocks (Cost $991,396)		972,330
	Principal Amount
Mortgage-Backed Obligations—5.4%
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Series 177, Cl. IO, 3.845%, 7/1/26[3]	$387,077	65,796
Series 2601, Cl. GS, 15.884%, 11/15/17[3]	147,789	6,713
Series 2639, Cl. SA, 4.504%, 7/15/22[3]	120,685	6,078
Series 2815, Cl. PT, 41.442%, 11/15/32[3]	303,947	37,279
Series 2922, Cl. SE, 10.739%, 2/15/35[3]	41,640	9,499
Series 3005, Cl. WI, 6.154%, 7/15/35[3]	298,221	32,916
Series 3201, Cl. SG, 10.316%, 8/15/36[3]	217,967	39,951
Series 3606, Cl. SN, 8.618%, 12/15/39[3]	255,761	40,024
Series 3736, Cl. SN, 7.93%, 10/15/40[3]	465,342	78,687
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Trust 2001-78, Cl. JS, 3.406%, 8/25/41[3]	437,548	71,953
Trust 2003-33, Cl. IA, 10.724%, 5/25/33[3]	111,133	22,680
Trust 2003-52, Cl. NS, 11.212%, 6/25/23[3]	179,205	26,569
Trust 2004-56, Cl. SE, 16.57%, 10/25/33[3]	220,858	41,439
Trust 2005-12, Cl. SC, 14.362%, 3/25/35[3]	21,396	4,732
Trust 2005-14, Cl. SE, 29.947%, 3/25/35[3]	359,359	62,586
Trust 2005-5, Cl. SD, 12.045%, 1/25/35[3]	311,715	49,281
Trust 2005-6, Cl. SE, 22.646%, 2/25/35[3]	341,377	66,959
Trust 2005-87, Cl. SE, 18.822%, 10/25/35[3]	305,810	48,984
Trust 2006-51, Cl. SA, 12.254%, 6/25/36[3]	103,104	14,771
Trust 2006-53, Cl. US, 12.942%, 6/25/36[3]	257,188	36,792
Trust 2007-88, Cl. XI, 35.047%, 6/25/37[3]	493,074	76,518
Trust 2010-116, Cl. BI, 11.988%, 8/1/20[3]	776,002	72,573
Trust 2011-96, Cl. SA, 7.975%, 10/25/41[3]	78,404	14,850
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2002-76, Cl. SG, 10.079%, 10/16/29[3]	368,378	81,211
Total Mortgage-Backed Obligations (Cost $953,216)		1,008,841

10	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Principal Amount	Value
U.S. Government Obligations—2.6%
U.S. Treasury Bills, 0.145%, 5/30/13[4] (Cost $474,662)	$475,000	$474,701
Non-Convertible Corporate Bonds and Notes—33.7%
Consumer Discretionary—3.5%
Auto Components—0.3%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8% Sr. Unsec. Nts., 1/15/18	50,000	53,375
Automobiles—1.2%
Chrysler Group LLC/CG Co-Issuer, Inc., 8.25% Sec. Nts., 6/15/21	200,000	221,250
Hotels, Restaurants & Leisure—0.6%
Caesars Entertainment Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18	100,000	64,250
MGM Resorts International, 7.75% Sr. Unsec. Unsub. Nts., 3/15/22	50,000	52,875
		117,125
Media—1.4%
Cengage Learning Acquisitions, Inc., 10.50% Sr. Nts., 1/15/15[5]	50,000	16,000
Clear Channel Communications, Inc., 9% Sr. Sec. Nts., 3/1/21	50,000	44,375
Nara Cable Funding Ltd., 8.875% Sr. Sec. Nts., 12/1/18[5]	200,000	192,000
		252,375
Consumer Staples—1.8%
Food Products—1.8%
Del Monte Corp., 7.625% Sr. Unsec. Nts., 2/15/19	50,000	51,625
Marfrig Holding Europe BV, 8.375% Sr. Unsec. Nts., 5/9/18[5]	200,000	168,000
MHP SA, 10.25% Sr. Unsec. Nts., 4/29/15[5]	100,000	103,250
		322,875
Energy—4.7%
Energy Equipment & Services—0.6%
Expro Finance Luxembourg SCA, 8.50% Sr. Sec. Nts., 12/15/16[5]	100,000	103,250
Oil, Gas & Consumable Fuels—4.1%
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[5]	100,000	108,250
Arch Coal, Inc., 7.25% Sr. Unsec. Unsub. Nts., 6/15/21	50,000	45,000
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	50,000	54,875
NGPL PipeCo LLC, 7.119% Sr. Unsec. Nts., 12/15/17[5]	50,000	54,250
OGX Petroleo e Gas Participacoes SA, 8.50% Sr. Unsec. Nts., 6/1/18[5]	200,000	175,000
Petroleos de Venezuela SA, 12.75% Sr. Unsec. Nts., 2/17/22[5]	150,000	162,750
Sabine Pass LNG LP, 7.50% Sr. Sec. Nts., 11/30/16	100,000	108,500
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[5]	50,000	53,125
		761,750
Financials—9.5%
Capital Markets—0.8%
RBS Global, Inc./Rexnord LLC, 8.50% Sr. Unsec. Nts., 5/1/18	50,000	54,500

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	11

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
Capital Markets Continued
Springleaf Finance Corp., 6.90% Nts., Series J, 12/15/17	$100,000	$89,250

		143,750
Commercial Banks—7.5%
Banco BMG SA, 9.15% Nts., 1/15/16[5]	160,000	155,600
Banco do Brasil SA (Cayman), 9.25% Perpetual Jr. Sub. Bonds[5,6]	200,000	241,000
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub Nts., 2/2/22[5]	200,000	220,750
Banco PanAmericano SA, 8.50% Sr. Unsec. Sub. Nts., 4/23/20[5]	200,000	232,000
HBOS plc, 6.75% Unsec. Sub. Nts., 5/21/18[5]	100,000	106,750
ICICI Bank Ltd., 6.375% Bonds, 4/30/22[5,7]	200,000	201,000
Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[5]	200,000	226,750
		1,383,850
Insurance—0.3%
International Lease Finance Corp., 8.75% Sr. Unsec. Unsub. Nts., 3/15/17	50,000	57,438
Real Estate Investment Trust (REITs)—0.3%
Weyerhaeuser Co., 7.375% Debs., 3/15/32	50,000	64,002
Real Estate Management & Development—0.6%
Evergrande Real Estate Ltd., 13% Sr. Unsec. Unsub. Bonds, 1/27/15[5]	100,000	108,500
Health Care—1.7%
Biotechnology—0.3%
Grifols SA, 8.25% Sr. Sec. Nts., 2/1/18	50,000	55,563
Health Care Equipment & Supplies—0.5%
Chiron Merger Sub, Inc., 10.50% Sec. Nts., 11/1/18[5]	100,000	104,500
Health Care Providers & Services—0.3%
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	50,000	52,188
Pharmaceuticals—0.6%
Valeant Pharmaceuticals International, Inc., 6.875% Sr. Unsec. Nts., 12/1/18[5]	50,000	54,313
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75% Sr. Unsec. Nts., 9/15/18	50,000	53,125
		107,438
Industrials—1.7%
Air Freight & Logistics—0.5%
CHC Helicopter SA, 9.25% Sr. Sec. Nts., 10/15/20	100,000	102,000
Trading Companies & Distributors—0.6%
Air Lease Corp., 5.625% Sr. Unsec. Nts., 4/1/17	50,000	52,500
UR Financing Escrow Corp., 7.625% Sr. Unsec. Nts., 4/15/22[5]	50,000	55,563
		108,063
Transportation Infrastructure—0.6%
DP World Ltd., 6.85% Sr. Unsec. Unsub. Bonds, 7/2/37[5]	100,000	112,000

12	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Principal Amount	Value
Information Technology—1.1%
Communications Equipment—0.2%
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[5]	$50,000	$45,125
IT Services—0.3%
First Data Corp., 12.625% Sr. Unsec. Nts., 1/15/21	50,000	52,875
Semiconductors & Semiconductor Equipment—0.3%
Freescale Semiconductor, Inc., 9.25% Sr. Sec. Nts., 4/15/18[5]	50,000	54,063
Software—0.3%
Infor US, Inc., 9.375% Sr. Unsec. Nts., 4/1/19	50,000	56,000
Materials—3.5%
Construction Materials—0.6%
CEMEX Finance LLC, 9.50% Sr. Sec. Bonds, 12/14/16[5]	100,000	108,000
Metals & Mining—2.9%
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16[5]	150,000	126,750
Ferrexpo Finance plc, 7.875% Sr. Unsec. Bonds, 4/7/16[5]	200,000	194,000
Inmet Mining Corp., 8.75% Sr. Unsec. Nts., 6/1/20[5]	100,000	108,500
JSC Severstal, 6.70% Nts., 10/25/17[5]	100,000	107,200

		536,450
Telecommunication Services—5.3%
Diversified Telecommunication Services—1.2%
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	50,000	57,375
Intelsat Bermuda Ltd., 11.25% Sr. Unsec. Nts., 2/4/17	50,000	53,188
Level 3 Financing, Inc., 8.125% Sr. Unsec. Unsub. Nts., 7/1/19	50,000	53,750
Windstream Corp., 7.875% Sr. Unsec. Unsub. Nts., 11/1/17	50,000	55,625

		219,938
Wireless Telecommunication Services—4.1%
Clearwire Communications LLC/Clearwire Finance, Inc., 12% Sr. Sec. Nts., 12/1/15[5]	150,000	159,000
Cricket Communications, Inc., 7.75% Sr. Unsec. Nts., 10/15/20	50,000	52,140
Digicel Group Ltd., 10.50% Sr. Unsec. Nts., 4/15/18[5]	200,000	222,000
Vimpel Communications/VIP Finance Ireland Ltd. OJSC, 7.748% Sec. Nts., 2/2/21[5]	200,000	222,300
Wind Acquisition Finance SA, 11.75% Sr. Sec. Nts., 7/15/17[5]	100,000	102,750

		758,190
Utilities—0.9%
Electric Utilities—0.3%
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17	100,000	50,750
Energy Traders—0.6%
Calpine Corp., 7.50% Sr. Sec. Nts., 2/15/21[5]	45,000	49,950
Intergen NV, 9% Sr. Sec. Bonds, 6/30/17[5]	75,000	69,750

		119,700

Total Non-Convertible Corporate Bonds and Notes (Cost $5,942,187)		6,232,383

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	13

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
Event-Linked Bonds—9.8%
Everglades Re Ltd. Catastrophe Linked Nts., 17.75%, 4/30/14[5,7]	$250,000	$281,550
Kortis Capital Ltd. Catastrophe Linked Nts., 5.604%, 1/15/17[5,7]	250,000	255,950
Multicat Mexico 2012 Ltd. Catastrophe Linked Nts., 8%, 12/4/15[5,7]	250,000	253,506
Nelson Re Ltd. Catastrophe Linked Nts., Series 2008-1, Cl. H, 2.912%, 6/6/13[5,7]	500,000	269,963
Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts., 4.591%, 12/16/15[5,7]	250,000	250,413
Vita Capital IV Ltd. Catastrophe Linked Nts., 4.109%, 1/15/15[5,7]	500,000	506,200

Total Event-Linked Bonds (Cost $2,027,454)		1,817,582

	Expiration Date	Strike Price	Contracts
Options Purchased—0.5%
Standard & Poor’s 500 Index Put[2] (Cost $198,360)	2/16/13	$1,370	38	93,717
			Shares
Investment Companies—36.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[1,8]			4,971,567	4,971,567
Oppenheimer Master Loan Fund, LLC[1]			133,754	1,741,769

Total Investment Companies (Cost $6,698,577)				6,713,336
Total Investments, at Value (Cost $18,500,649)			99.3%	18,383,765
Other Assets Net of Liabilities			0.7	133,330

Net Assets			100.0%	$18,517,095

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended November 30, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares May 31, 2012	Gross Additions	Gross Reductions	Shares November 30, 2012
Oppenheimer Global Multi Strategies Fund (Cayman) Ltd.[a]	10,000	—	—	10,000
Oppenheimer Institutional Money Market Fund, Cl. E	1,281,036	15,329,077	11,638,546	4,971,567
Oppenheimer Master Event-Linked Bond Fund, LLC	309,555	84,920	394,475	—
Oppenheimer Master Loan Fund, LLC	269,656	31,304	167,206	133,754

14	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Footnotes to Statement of Investments Continued

	Value	Income		Realized Gain (Loss)
Oppenheimer Global Multi Strategies Fund (Cayman) Ltd.[a]	$1,070,875	$—		$—
Oppenheimer Institutional Money Market Fund, Cl. E	4,971,567	1,110		—
Oppenheimer Master Event-Linked Bond Fund, LLC	—	147,444	[b]	60,504	[b]
Oppenheimer Master Loan Fund, LLC	1,741,769	64,781	[c]	(12,040)[c]

	$7,784,211	$213,335		$48,464

a. Investment in a wholly-owned subsidiary. See Note 1 of the accompanying Notes and individual financial statements of the entity included herein.

b. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

c. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2. Non-income producing security.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,008,841 or 5.45% of the Fund’s net assets as of November 30, 2012.

4. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $299,811. See Note 6 of the accompanying Notes.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $6,341,571 or 34.25% of the Fund’s net assets as of November 30, 2012.

6. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

7. Represents the current interest rate for a variable or increasing rate security.

8. Rate shown is the 7-day yield as of November 30, 2012.

9. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after November 30, 2012. See Note 1 of the accompanying Notes.

	Principal Amount Sold Short	Value
Mortgage-Backed Obligations Sold Short—(4.7)%
Federal National Mortgage Assn.:
2.50%, 12/1/27[9]	$(14,000)	$(14,648)
3%, 12/1/27-1/1/43[9]	(52,000)	(54,799)
3.50%, 12/1/27-12/1/42[9]	(135,000)	(144,014)
4%, 12/1/27-12/1/42[9]	(156,000)	(167,147)
4.50%, 12/1/27-12/1/42[9]	(193,000)	(207,985)
5%, 12/1/42[9]	(112,000)	(121,415)
5.50%, 12/1/42[9]	(148,000)	(160,881)

Total Mortgage-Backed Obligations Sold Short (Proceeds $871,260)		$(870,889)

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	15

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Footnotes to Statement of Investments Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$13,731,145	74.7%
Brazil	1,192,350	6.5
Russia	437,750	2.4
Ireland	414,000	2.2
Mexico	361,506	2.0
Ukraine	297,250	1.6
Supranational	255,950	1.4
Turkey	226,750	1.2
United Kingdom	210,000	1.1
India	201,000	1.1
Canada	162,813	0.9
Venezuela	162,750	0.9
Luxembourg	155,188	0.8
Australia	126,750	0.7
United Arab Emirates	112,000	0.6
China	108,500	0.6
Italy	102,750	0.6
The Netherlands	69,750	0.4
Spain	55,563	0.3

Total	$18,383,765	100.0%

Spot Currency Exchange Contracts as of November 30, 2012 are as follows:
Broker/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Credit Suisse
Hong Kong Dollar (HKD)	Buy	93	HKD	12/4/12	$11,999	$—	$—

Forward Currency Exchange Contracts as of November 30, 2012 are as follows:
Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America NA:
Australian Dollar (AUD)	Sell	45	AUD	1/15/13	$46,789	$146	$—
Chilean Peso (CLP)	Buy	64,000	CLP	12/20/12	132,703	—	745
Japanese Yen (JPY)	Buy	4,000	JPY	12/20/12	48,535	—	2,547

						146	3,292
Barclays Bank plc:
Australian Dollar (AUD)	Buy	85	AUD	12/20/12	88,565	1,208	—
Australian Dollar (AUD)	Sell	85	AUD	12/20/12	88,565	—	1,278
Chilean Peso (CLP)	Buy	182,000	CLP	1/31/13	375,317	2,061	—
Japanese Yen (JPY)	Sell	4,000	JPY	12/20/12	48,535	3,049	—
Mexican Nuevo Peso (MXN)	Buy	400	MXN	12/20/12	30,869	8	199
Mexican Nuevo Peso (MXN)	Sell	1,300	MXN	12/20/12	100,324	170	34

						6,496	1,511

16	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Footnotes to Statement of Investments Continued

Forward Currency Exchange Contracts: Continued
Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
BNP Paribas:
Australian Dollar (AUD)	Buy	355	AUD	1/22/13	$368,900	$4,068	$—
Australian Dollar (AUD)	Sell	130	AUD	12/20/12	135,452	—	553
Mexican Nuevo Peso (MXN)	Buy	1,300	MXN	12/20/12	100,324	—	147
Mexican Nuevo Peso (MXN)	Sell	400	MXN	12/20/12	30,869	45	—
Polish Zloty (PLZ)	Buy	340	PLZ	12/20/12	107,656	130	500

						4,243	1,200
Citibank NA
Colombian Peso (COP)	Sell	12,000	COP	12/20/12	6,594	14	—
Credit Suisse International:
Australian Dollar (AUD)	Buy	130	AUD	12/20/12	135,452	1,660	—
Canadian Dollar (CAD)	Sell	180	CAD	1/15/13	181,025	70	—
Chilean Peso (CLP)	Sell	64,000	CLP	12/20/12	132,703	1,262	—
Colombian Peso (COP)	Buy	12,000	COP	12/20/12	6,594	—	50
Swiss Franc (CHF)	Sell	40	CHF	1/15/13	43,194	—	191

						2,992	241
Deutsche Bank AG:
Hungarian Forint (HUF)	Buy	2,000	HUF	12/20/12	9,226	75	—
Polish Zloty (PLZ)	Sell	200	PLZ	12/20/12	63,327	—	1,465

						75	1,465
Goldman Sachs Bank USA
British Pound Sterling (GBP)	Sell	110	GBP	1/15/13	176,221	—	174
JP Morgan Chase Bank NA:
British Pound Sterling (GBP)	Buy	65	GBP	12/20/12	104,138	12	1,066
Euro (EUR)	Sell	825	EUR	1/15/13	1,073,482	—	7,825
Hungarian Forint (HUF)	Sell	2,000	HUF	12/20/12	9,226	25	—
Mexican Nuevo Peso (MXN)	Buy	5,000	MXN	1/22/13	384,618	8,155	—
New Taiwan Dollar (TWD)	Buy	2,000	TWD	12/20/12	68,867	327	—
New Taiwan Dollar (TWD)	Sell	1,000	TWD	12/20/12	34,434	—	432
Russian Ruble (RUR)	Buy	2,200	RUR	12/20/12	71,018	966	—
Russian Ruble (RUR)	Sell	2,200	RUR	12/20/12	71,018	—	853

						9,485	10,176
Morgan Stanley Capital Services, Inc.
Brazilian Real (BRR)	Sell	620	BRR	1/3/13	288,667	6,227	—
Nomura International plc:
British Pound Sterling (GBP)	Sell	65	GBP	12/20/12	104,138	1,390	—
New Taiwan Dollar (TWD)	Buy	1,000	TWD	12/20/12	34,434	105	—
New Taiwan Dollar (TWD)	Sell	2,000	TWD	12/20/12	68,867	—	210

						1,495	210
The Royal Bank of Scotland plc:
Japanese Yen (JPY)	Sell	22,000	JPY	1/15/13	267,014	1,816	—
Polish Zloty (PLZ)	Sell	140	PLZ	12/20/12	44,329	—	1,263

						1,816	1,263

Total unrealized appreciation and depreciation						$32,989	$19,532

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	17

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Footnotes to Statement of Investments Continued

Futures Contracts as of November 30, 2012 are as follows:
Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
CBOE Volatility Index	Sell	14	1/15/13	$240,100	$ 10,740
FTSE 100 Index	Sell	4	12/21/12	376,410	(797)
SPI 200 Index	Sell	3	12/20/12	353,468	(8,459)
Standard & Poor’s 500 E-Mini Index	Sell	39	12/21/12	2,758,080	49,055
Standard & Poor’s 500 E-Mini Index	Buy	26	12/21/12	1,838,720	(53,521)
Standard & Poor’s/Toronto Stock Exchange 60 Index	Sell	1	12/20/12	141,320	2,360
U.S. Long Bonds	Buy	10	3/19/13	1,500,625	6,830
U.S. Treasury Nts., 2 yr.	Sell	18	3/28/13	3,968,156	(1,041)
U.S. Treasury Nts., 10 yr.	Sell	3	3/19/13	400,922	(493)

					$ 4,674

Written Options as of November 30, 2012 are as follows:
Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation
Standard & Poor’s 500 Index	Call	13	$1,275.000	12/31/12	$182,390	$(182,390)	$—
Standard & Poor’s 500 Index	Put	13	1,275.000	12/31/12	2,210	(2,210)	—
Standard & Poor’s 500 Index	Call	13	1,485.000	12/31/12	2,210	(2,210)	—
Standard & Poor’s 500 Index	Put	76	1,175.000	12/20/13	424,080	(315,335)	108,745

					$610,890	$(502,145)	$108,745

Credit Default Swap Contracts as of November 30, 2012 are as follows:
Reference Entity/Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)	Pay/ Receive Fixed Rate	Termination Date	Upfront Payment Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
CDX Emerging Market Index, Series 18:
Barclays Bank plc	Sell	$440	5%	12/20/17	$(61,013)	$58,534	$(2,479)
Deutsche Bank AG	Sell	330	5	12/20/17	(45,595)	43,901	(1,694)

	Total	770			(106,608)	102,435	(4,173)
Dell, Inc.
Goldman Sachs International	Buy	350	1	12/20/17	(26,364)	21,435	(4,929)

	Total	350			(26,364)	21,435	(4,929)
EI du Pont de Nemours & Co.
Goldman Sachs International	Buy	360	1	12/20/17	9,315	(8,557)	758

	Total	360			9,315	(8,557)	758
Expedia, Inc.
Credit Suisse International	Sell	360	1	12/20/17	10,008	(11,448)	(1,440)

	Total	360			10,008	(11,448)	(1,440)
Gap, Inc. (The)
Bank of America NA	Sell	360	1	12/20/17	6,566	(4,385)	2,181

	Total	360			6,566	(4,385)	2,181
Hewlett-Packard Co.
Barclays Bank plc	Buy	360	1	12/20/17	(36,591)	38,341	1,750

	Total	360			(36,591)	38,341	1,750

18	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Footnotes to Statement of Investments Continued

Credit Default Swap Contracts: Continued
Reference Entity/Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)	Pay/ Receive Fixed Rate	Termination Date	Upfront Payment Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
Johnson Controls, Inc.
Citibank NA	Buy	$360	1%	9/20/17	$(9,256)	$9,422	$166

	Total	360			(9,256)	9,422	166
M.D.C. Holdings, Inc.
Deutsche Bank AG	Sell	360	1	12/20/17	2,523	(5,484)	(2,961)

	Total	360			2,523	(5,484)	(2,961)
Norfolk Southern Corp.
Goldman Sachs International	Buy	360	1	12/20/17	12,275	(11,142)	1,133

	Total	360			12,275	(11,142)	1,133
SLM Corp.
Deutsche Bank AG	Sell	360	5	12/20/17	(29,637)	29,303	(334)

		360			(29,637)	29,303	(334)
Whirlpool Corp.
Bank of America NA	Sell	360	1	12/20/17	4,823	(5,065)	(242)

	Total	360			4,823	(5,065)	(242)

			Grand Total Buys		(50,621)	49,499	(1,122)
			Grand Total Sells		(112,325)	105,356	(6,969)

		Total Credit Default Swaps			$(162,946)	$154,855	$(8,091)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Corporate Debt Indexes	$770,000	$—	BBB-
Investment Grade Single Name Corporate Debt	1,080,000	—	BBB-
Non-Investment Grade Single Name Corporate Debt	720,000	—	BB+

Total	$2,570,000	$—

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Interest Rate Swap Contracts as of November 30, 2012 are as follows:
Interest Rate/ Swap Counterparty	Notional Amount		Paid by the Fund	Received by the Fund	Termination Date	Value
Six-Month EUR EURIBOR
Bank of America NA	1,380,000	EUR	Six-Month EUR EURIBOR	1.734%	10/2/22	$16,868

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	19

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Footnotes to Statement of Investments Continued

Interest Rate Swap Contracts: Continued
Interest Rate/ Swap Counterparty	Notional Amount		Paid by the Fund	Received by the Fund	Termination Date	Value
Six-Month JPY BBA LIBOR
Barclays Bank plc	138,000,000	JPY	0.786%	Six-Month JPY BBA LIBOR	10/2/22	$(13,552)
Three-Month SEK STIBOR SIDE
Goldman Sachs Bank USA	11,365,000	SEK	2.043	Three-Month SEK STIBOR SIDE	11/7/22	2,525
Three-Month USD BBA LIBOR
Barclays Bank plc	1,800,000		Three-Month USD BBA LIBOR	2.358%	11/2/21	134,210

				Total Interest Rate Swaps		$140,051

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

EUR	Euro
JPY	Japanese Yen
SEK	Swedish Krona

Abbreviations/Definitions are as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate
STIBOR SIDE	Stockholm Interbank Offered Rate

Total Return Swap Contracts as of November 30, 2012 are as follows:
Reference Entity/ Swap Counterparty	Notional Amount		Paid by the Fund	Received by the Fund	Termination Date	Value
BOVESPA Futures Contract expiring 12/12/12
Goldman Sachs International	$231,946		If positive, the Total Return of the BOVESPA Futures Contract expiring 12/12/12	If negative, the absolute value of the Total Return of the BOVESPA Futures Contract expiring 12/12/12	12/12/12	$15,576
Custom Basket of Securities:
Citibank NA	629,235	CAD	One-Month CAD BA CDOR plus 30 basis points and if negative, the absolute value of the Total Return of the Citi Custom CGCNOCAD Index	If positive, the Total Return of the Citi Custom CGCNOCAD Index	3/6/13	(10,029)
Goldman Sachs International	1,811,499		One-Month USD BBA LIBOR plus 18 basis points and if negative, the absolute value of the Total Return of the GS Custom GSOPSPST Index	If positive, the Total Return of the GS Custom GSOPSPST Index	11/8/13	7,025

20	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Footnotes to Statement of Investments Continued

Total Return Swap Contracts: Continued
Reference Entity/ Swap Counterparty	Notional Amount		Paid by the Fund	Received by the Fund	Termination Date	Value
Goldman Sachs International	$1,789,843		One-Month USD BBA LIBOR plus 35 basis points and if negative, the absolute value of the Total Return of the GS Custom GSOPSPS3 Index	If positive, the Total Returnn of the GS Custom GSOPSPS3 Index	10/4/13	$10,740
Goldman Sachs International	6,230,376	HKD	One-Month HKD HIBOR HKAB plus 40 basis points and if negative, the absolute value of the Total Return of the GS Custom GSEHOPHK Index	If positive, the Total Return of the GS Custom GSEHOPHK Index	11/14/13	4,809
Goldman Sachs International	544,387		One-Month USD BBA LIBOR plus 25 basis points and if negative, the absolute value of the Total Return of the GS Custom GSBROPPE Index	If positive, the Total Return of the GS Custom GSBROPPE Index	11/11/13	(22,267)
Morgan Stanley & Co. International plc	239,400	GBP	One-Month GBP BBA LIBOR plus 50 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	7/10/13	376

				Reference Entity Total		(9,346)
HANG SENG INDEX futures contract expiring 12/28/12
Goldman Sachs International	4,403,776	HKD	If positive, the Total Return of the HANG SENG INDEX Futures Contract expiring 12/28/12	If negative, the absolute value of the Total Return of the HANG SENG INDEX Futures Contract expiring 12/28/12	1/4/13	(106)
S&P 100 Index:
Goldman Sachs International	66,612		If positive, the Total Return of the S&P 100 Index	One-Month USD BBA LIBOR plus 5 basis points and if negative, the Total Return of the S&P 100 Index	1/8/13	(155)

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	21

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Footnotes to Statement of Investments Continued

Total Return Swap Contracts: Continued
Reference Entity/ Swap Counterparty	Notional Amount	Paid by the Fund	Received by the Fund	Termination Date	Value
Goldman Sachs International	$1,501,224	If positive, the Total Return of the S&P 100 Index	One-Month USD BBA LIBOR plus 5 basis points and if negative, the Total Return of the S&P 100 Index	1/8/13	$(368)

			Reference Entity Total		(523)

			Total of Total Return Swaps		$5,601

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

CAD	Canadian Dollar
GBP	British Pounds Sterling
HKD	Hong Kong Dollar

Abbreviations are as follows:

BA CDOR	Canada Bankers Acceptances Deposit offering Rate
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BOVESPA	Bovespa Index that trades on the Sao Paulo Stock Exchange
CGCNOCAD	Custom Basket of Securities
GSBROPPE	Custom Basket of Securities
GSEHOPHK	Custom Basket of Securities
GSOPSPS3	Custom Basket of Securities
GSOPSPST	Custom Basket of Securities
HANG SENG	Hang Seng Bank
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
S&P	Standard & Poor’s

Volatility Swaps as of November 30, 2012 are as follows:
Reference Entity/ Swap Counterparty	Notional Amount		Paid by the Fund	Received by the Fund	Termination Date	Value
CHF/NOK Spot Exchange Rate:
Bank of America NA	1,600	CHF	The Historic Volatility of the mid CHF/NOK spot exchange rate during the period 11/28/12 to 12/27/12	3.850%	12/31/12	$(2,328)
JPMorgan Chase Bank NA	1,600	CHF	The Historic Volatility of the mid CHF/NOK spot exchange rate during the period 11/26/12 to 12/26/12	3.850	12/28/12	(2,271)
JPMorgan Chase Bank NA	1,600	CHF	The Historic Volatility of the mid CHF/NOK spot exchange rate during the period 11/30/12 to 1/3/13	3.950	1/7/13	(2,200)
Morgan Stanley Capital Services, Inc.	1,600	CHF	The Historic Volatility of the mid CHF/NOK spot exchange rate during the period 11/23/12 to 12/20/12	4.000	12/27/12	(2,026)

				Reference Entity Total		(8,825)

22	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Footnotes to Statement of Investments Continued

Volatility Swaps: Continued
Reference Entity/ Swap Counterparty	Notional Amount		Paid by the Fund	Received by the Fund	Termination Date	Value
Custom Basket of Securities
Citibank NA	603,910	AUD	One-Month AUD BBA LIBOR plus 50 basis points and if negative, the absolute value of the Total Return of the Citi Custom CGAUOPAU Index	If positive, the Total Return of the Citi Custom CGAUOPAU Index	3/8/13	$(349)
GBP/AUD Spot Exchange Rate:
Bank of America NA	800	GBP	The Historic Volatility of the mid GBP/AUD spot exchange rate during the period 11/1/12 to 12/3/12	5.700%	12/5/12	387
JPMorgan Chase Bank NA	1,100	GBP	The Historic Volatility of the mid GBP/AUD spot exchange rate during the period 11/2/12 to 12/4/12	5.600	12/6/12	124

				Reference Entity Total		511
NZD/USD Spot Exchange Rate
Credit Suisse International	1,800		8.050%	The Historic Volatility of the mid NZD/USD spot exchange rate during the period 11/19/12 to 12/19/12	12/21/12	(3,581)
USD/CAD Spot Exchange Rate:
Bank of America NA	1,800		The Historic Volatility of the mid USD/CAD spot exchange rate during the period 11/8/12 to 12/7/12	5.900	10/10/12	3,289
BNP Paribas	1,800		The Historic Volatility of the mid USD/CAD spot exchange rate during the period 11/13/12 to 12/13/12	5.800	12/14/12	2,678
Credit Suisse International	1,800		The Historic Volatility of the mid USD/CAD spot exchange rate during the period 11/5/12 to 12/5/12	6.010	12/6/12	2,821
Deutsche Bank AG	1,800		The Historic Volatility of the mid USD/CAD spot exchange rate during the period 11/15/12 to 12/14/12	5.600	12/17/12	2,318

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	23

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Footnotes to Statement of Investments Continued

Volatility Swaps: Continued
Reference Entity/ Swap Counterparty	Notional Amount	Paid by the Fund	Received by the Fund	Termination Date	Value
Deutsche Bank AG	$1,800	The Historic Volatility of the mid USD/CAD spot exchange rate during the period 11/9/12 to 12/12/12	5.950%	12/13/12	$3,084
Goldman Sachs Bank USA	1,800	The Historic Volatility of the mid USD/CAD spot exchange rate during the period 11/6/12 to 12/6/12	5.875	12/7/12	2,806
Goldman Sachs Bank USA	1,800	The Historic Volatility of the mid USD/CAD spot exchange rate during the period 11/14/12 to 12/14/12	5.600	12/17/12	2,219
JPMorgan Chase Bank NA	1,800	The Historic Volatility of the mid USD/CAD spot exchange rate during the period 11/16/12 to 12/18/12	5.400	12/19/12	1,728
JPMorgan Chase Bank NA	1,800	The Historic Volatility of the mid USD/CAD spot exchange rate during the period 11/7/12 to 12/7/12	5.900	12/10/12	3,132
Morgan Stanley Capital Services, Inc.	1,800	The Historic Volatility of the mid USD/CAD spot exchange rate during the period 11/12/12 to 12/12/12	5.700	12/13/12	2,555

		Reference Entity Total			26,630

		Total Volatility Swaps			$14,386

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
CHF	Swiss Franc
GBP	British Pounds Sterling

Abbreviations/Definitions are as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
CAD	Canadian Dollar
CGAUOPAU	Custom Basket of Securities
NOK	Norwegian Krone
NZD	New Zealand Dollar

24	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Footnotes to Statement of Investments Continued

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

Swap Summary as of November 30, 2012 is as follows:
Swap Counterparty	Swap Type from Fund Perspective	Notional Amount (000’s)		Value
Bank of America NA:
	Credit Default Sell Protection	$720,000		$(9,450)
	Interest Rate	1,380,000	EUR	16,868
	Volatility	1,600	CHF	(2,328)
	Volatility	800	GBP	387
	Volatility	1,800		3,289

				8,766
Barclays Bank plc:
	Credit Default Buy Protection	360,000		38,341
	Credit Default Sell Protection	440,000		58,534
	Interest Rate	138,000,000	JPY	(13,552)
	Interest Rate	1,800,000		134,210

				217,533
BNP Paribas	Volatility	1,800		2,678
Citibank NA:
	Credit Default Buy Protection	360,000		9,422
	Total Return	629,235	CAD	(10,029)
	Volatility	603,910	AUD	(349)

				(956)
Credit Suisse International:
	Credit Default Sell Protection	360,000		(11,448)
	Volatility	3,600		(760)

				(12,208)
Deutsche Bank AG:
	Credit Default Sell Protection	1,050,000		67,720
	Volatility	3,600		5,402

				73,122
Goldman Sachs Bank USA:
	Interest Rate	11,365,000	SEK	2,525
	Volatility	3,600		5,025

				7,550
Goldman Sachs International:
	Credit Default Buy Protection	1,070,000		1,736
	Total Return	10,634,152	HKD	4,703
	Total Return	5,945,511		10,551

				16,990
JPMorgan Chase Bank NA:
	Volatility	3,200	CHF	(4,471)
	Volatility	1,100	GBP	124
	Volatility	3,600		4,860

				513

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	25

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Footnotes to Statement of Investments Continued

Swap Summary: Continued
Swap Counterparty	Swap Type from Fund Perspective	Notional Amount (000’s)		Value
Morgan Stanley & Co. International plc	Total Return	239,400	GBP	$376
Morgan Stanley Capital Services, Inc.:
	Volatility	1,600	CHF	(2,026)
	Volatility	1,800		2,555

				529

	Total Swaps			$314,893

Notional amount is reported in U.S. Dollars (USD), except those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pounds Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
SEK	Swedish Krona

See accompanying Notes to Financial Statements.

26	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES    November 30, 2012 / (Unaudited)

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $10,587,275)	$10,599,554
Affiliated companies (cost $6,698,577)	6,713,336
Wholly-owned subsidiary (cost $1,214,797)	1,070,875
18,383,765
Cash	27,903
Cash used for collateral on OTC derivatives	380,000
Unrealized appreciation on foreign currency exchange contracts	32,989
Appreciated swaps, at value (upfront payments paid $45,847)	267,033
Depreciated swaps, at value (upfront payments paid $162,609)	153,173
Receivables and other assets:
Investments sold (including $871,260 sold on a when-issued or delayed delivery basis)	1,058,069
Interest and dividends	180,797
Shares of beneficial interest sold	24,641
Closed foreign currency contracts	15,187
Futures margins	4,440
Other	5,165
Total assets	20,533,162
Liabilities
Short positions, at value (proceeds of $871,260)—see accompanying statement of investments	870,889
Appreciated options written, at value (premiums received $424,080)	315,335
Options written, at value (premiums received $186,810)	186,810
Unrealized depreciation on foreign currency exchange contracts	19,532
Appreciated swaps, at value (upfront payments received $28,156)	24,084
Depreciated swaps, at value (upfront payments received $17,354)	81,229
Payables and other liabilities:
Investments purchased	431,294
Closed foreign currency contracts	33,390
Futures margins	7,201
Distribution and service plan fees	3,729
Shareholder communications	3,572
Transfer and shareholder servicing agent fees	1,321
Trustees’ compensation	750
Other	36,931
Total liabilities	2,016,067
Net Assets	$18,517,095
Composition of Net Assets
Par value of shares of beneficial interest	$708
Additional paid-in capital	20,881,037
Accumulated net investment income	1,428,861
Accumulated net realized loss on investments and foreign currency transactions	(3,955,808)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	162,297
Net Assets	$18,517,095

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	27

STATEMENT OF ASSETS AND LIABILITIES    (Unaudited) / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $18,277,248 and 699,265 shares of beneficial interest outstanding)	$26.14
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$27.73
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $213,550 and 8,229 shares of beneficial interest outstanding)	$25.95
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,553 and 403 shares of beneficial interest outstanding)	$26.19
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $15,744 and 602 shares of beneficial interest outstanding)	$26.15

See accompanying Notes to Financial Statements.

28	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

STATEMENT OF OPERATIONS    For the Six Months Ended November 30, 2012 / (Unaudited)

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$147,295
Dividends	149
Expenses[2]	(6,876)
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	140,568
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	64,717
Dividends	64
Expenses[3]	(3,092)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	61,689
Total allocation of net investment income from master funds	202,257
Investment Income
Interest	381,486
Dividends:
Unaffiliated companies	82,743
Affiliated companies	1,110
Total investment income	465,339
Expenses
Management fees	74,353
Distribution and service plan fees:
Class A	477
Class C	429
Transfer and shareholder servicing agent fees:
Class C	218
Class I	2
Shareholder communications:
Class A	9,827
Class C	2,039
Class Y	288
Legal, auditing and other professional fees	28,704
Custodian fees and expenses	21,501
Administration service fees	750
Trustees’ compensation	137
Other	5,117
Total expenses	143,842
Less waivers and reimbursements of expenses	(49,567)
Net expenses	94,275
Net Investment Income	573,321

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	29

STATEMENT OF OPERATIONS    (Unaudited) / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	$(87,408)
Closing and expiration of option contracts written	66,276
Closing and expiration of futures contracts	4,299
Foreign currency transactions	(20,432)
Swap contracts	(291,939)
Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	60,504
Oppenheimer Master Loan Fund, LLC	(12,040)
Total realized loss	(280,740)
Net change in unrealized appreciation/depreciation on:
Investments	226,160
Translation of assets and liabilities denominated in foreign currencies	(35,457)
Futures contracts	(24,109)
Option contracts written	(58,529)
Short positions	371
Swap contracts	398,837
Net change in unrealized appreciation/deprecation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	59,514
Oppenheimer Master Loan Fund, LLC	28,597
Total net change in unrealized appreciation/depreciation	595,384
Net Increase in Net Assets Resulting from Operations	$887,965

1. The Fund invests in affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Notes.

2. Net of expense waivers and/or reimbursements of $80.

3. Net of expense waivers and/or reimbursements of $33.

See accompanying Notes to Financial Statements.

30	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2012 (Unaudited)	Year Ended May 31, 2012
Operations
Net investment income	$573,321	$896,141
Net realized loss	(280,740)	(2,375,812)
Net change in unrealized appreciation/depreciation	595,384	(364,630)
Net increase (decrease) in net assets resulting from operations	887,965	(1,844,301)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(723,091)
Class C	—	—
Class I	—	—
Class Y	—	—
	—	(723,091)
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	617,659	131,406
Class C	171,417	38,572
Class I	—	10,000
Class Y	5,000	10,000
	794,076	189,978
Net Assets
Total increase (decrease)	1,682,041	(2,377,414)
Beginning of period	16,835,054	19,212,468
End of period (including accumulated net investment income of $1,428,861 and $855,540, respectively)	$18,517,095	$16,835,054

See accompanying Notes to Financial Statements.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	31

FINANCIAL HIGHLIGHTS

	Six Months Ended November 30, 2012 (Unaudited)	Year Ended
Class A		May 31, 2012	May 31, 2011	May 28, 2010[1]	May 31, 2009	May 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$24.84	$28.68	$26.04	$26.75	$31.03	$30.47
Income (loss) from investment operations:
Net investment income[2]	.83	1.33	1.93	.30	.64	1.01
Net realized and unrealized gain (loss)	.47	(4.09)	.71	(.63)	(1.46)	(.15)
Total from investment operations	1.30	(2.76)	2.64	(.33)	(.82)	.86
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(1.08)	—	(.36)	(1.41)	(.11)
Tax return of capital distribution	—	—	—	(.02)	—	—
Distributions from net realized gain	—	—	—	—	(2.05)	(.19)
Total dividends and/or distributions to shareholders	—	(1.08)	—	(.38)	(3.46)	(.30)
Net asset value, end of period	$26.14	$24.84	$28.68	$26.04	$26.75	$31.03
Total Return, at Net Asset Value[3]	5.28%	(9.66)%	10.14%	(1.25)%	(2.50)%	2.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,277	$16,777	$19,212	$17,446	$17,920	$20,791
Average net assets (in thousands)	$17,390	$17,468	$18,525	$17,695	$19,141	$20,522
Ratios to average net assets:[4]
Net investment income	6.54%[5]	5.12%[5]	6.96%[5]	1.15%	2.22%	3.30%
Total expenses	1.72%[5,6]	1.73%[5,6]	1.72%[5,7]	1.45%[7]	1.51%[7]	1.44%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.18%[5,8]	1.24%[5,8]	1.68%[5]	1.40%	1.46%	1.41%
Portfolio turnover rate	39%	253%[9]	243%	409%	409%	357%

1. May 28, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended November 30, 2012	1.79%
Year Ended May 31, 2012	1.97%

7. Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended May 31, 2011	1.76%
Year Ended May 28, 2010	1.50%
Year Ended May 31, 2009	1.55%
Year Ended May 31, 2008	1.46%

8. Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended November 30, 2012	1.25%
Year Ended May 31, 2012	1.48%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Financial Statements.

32	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Class C	Six Months Ended November 30, 2012 (Unaudited)	Period Ended May 31, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$24.77	$24.82
Income (loss) from investment operations:
Net investment income[2]	.68	.40
Net realized and unrealized gain (loss)	.50	(.45)
Total from investment operations	1.18	(.05)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—
Tax return of capital distribution	—	—
Distributions from net realized gain	—	—
Total dividends and/or distributions to shareholders	—	—
Net asset value, end of period	$25.95	$24.77
Total Return, at Net Asset Value[3]	4.81%	(0.24)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$213	$38
Average net assets (in thousands)	$ 89	$25
Ratios to average net assets:[4,5]
Net investment income	5.44%	4.87%
Total expenses[6]	7.59%	9.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.98%	1.56%
Portfolio turnover rate	39%	253%[8]

1. For the period from January 27, 2012 (inception of offering) to May 31, 2012.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Six Months Ended November 30, 2012	7.66%
Period Ended May 31, 2012	10.29%

7. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Six Months Ended November 30, 2012	2.05%
Period Ended May 31, 2012	2.08%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Period Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Financial Statements.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	33

FINANCIAL HIGHLIGHTS    Continued

Class I	Six Months Ended November 30, 2012 (Unaudited)	Period Ended May 31, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$24.86	$24.82
Income (loss) from investment operations:
Net investment income[2]	.87	.48
Net realized and unrealized gain (loss)	.46	(.44)
Total from investment operations	1.33	.04
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—
Tax return of capital distribution	—	—
Distributions from net realized gain	—	—
Total dividends and/or distributions to shareholders	—	—
Net asset value, end of period	$26.19	$24.86
Total Return, at Net Asset Value[3]	5.44%	0.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11	$10
Average net assets (in thousands)	$10	$10
Ratios to average net assets:[4,5]
Net investment income	6.79%	5.83%
Total expenses[6]	1.60%	1.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	0.90%	0.48%
Portfolio turnover rate	39%	253%[8]

1. For the period from January 27, 2012 (inception of offering) to May 31, 2012.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Six Months Ended November 30, 2012	1.67%
Period Ended May 31, 2012	2.14%

7. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Six Months Ended November 30, 2012	0.97%
Period Ended May 31, 2012	1.00%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Period Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Financial Statements.

34	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Class Y	Six Months Ended November 30, 2012 (Unaudited)	Period Ended May 31, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$24.85	$24.82
Income (loss) from investment operations:
Net investment income[2]	.84	.47
Net realized and unrealized gain (loss)	.46	(.44)

Total from investment operations	1.30	.03
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—
Tax return of capital distribution	—	—
Distributions from net realized gain	—	—
Total dividends and/or distributions to shareholders	—	—
Net asset value, end of period	$26.15	$24.85
Total Return, at Net Asset Value[3]	5.32%	0.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16	$10
Average net assets (in thousands)	$14	$10
Ratios to average net assets:[4,5]
Net investment income	6.57%	5.67%
Total expenses[6]	5.63%	1.58%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.04%	0.63%
Portfolio turnover rate	39%	253%[8]

1. For the period from January 27, 2012 (inception of offering) to May 31, 2012.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Six Months Ended November 30, 2012	5.70%
Period Ended May 31, 2012	2.10%

7. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Six Months Ended November 30, 2012	1.11%
Period Ended May 31, 2012	1.15%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Period Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Financial Statements.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	35

NOTES TO FINANCIAL STATEMENTS    Unaudited

1. Significant Accounting Policies

Oppenheimer Global Multi Strategies Fund (the “Fund, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). As of November 30, 2012, approximately 95% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations upon the sale or maturity of such securities.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn

36	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of November 30, 2012, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$871,260

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Investment in Oppenheimer Global Multi Strategies Fund (Cayman) Ltd. The Fund has established a Cayman Islands company that is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	37

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager.

The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund’s Statement of Investments. Shares of the Subsidiary are valued at their net asset value per share. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on an average cost basis. Unrealized appreciation or depreciation on the Fund’s investment in the Subsidiary is recorded in the Fund’s Statement of Assets and Liabilities and the Fund’s Statement of Operations. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.

For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. For the six months ended November 30, 2012, the Subsidiary has a deficit of $134,981 in its taxable earnings and profits. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to the extent of unrealized gain, if any, on securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.

Securities Sold Short. The Fund may short sell when-issued securities for future settlement. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss for the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

38	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	39

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended May 31, 2012, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had straddle losses of $110. Details of the fiscal year ended May 31, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2018	$978,916
No expiration	2,740,609

Total	$3,719,525

As of November 30, 2012, it is estimated that the capital loss carryforwards would be $978,916 expiring by 2018 and $3,021,349 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended November 30, 2012, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 30, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

40	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Federal tax cost of securities	$18,503,836
Federal tax cost of other investments	(6,234,988)

Total federal tax cost	$12,268,848

Gross unrealized appreciation	$1,041,581
Gross unrealized depreciation	(895,915)

Net unrealized appreciation	$145,666

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	41

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time

42	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	43

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing

44	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of November 30, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Wholly-Owned Subsidiary	$—	$1,070,875	$—	$1,070,875
Common Stocks	972,330	—	—	972,330
Mortgage-Backed Obligations	—	1,008,841	—	1,008,841
U.S. Government Obligations	—	474,701	—	474,701
Non-Convertible Corporate Bonds and Notes	—	6,232,383	—	6,232,383
Event-Linked Bonds	—	1,817,582	—	1,817,582
Options Purchased	—	93,717	—	93,717
Investment Companies	4,971,567	1,741,769	—	6,713,336

Total Investments, at Value	5,943,897	12,439,868	—	18,383,765
Other Financial Instruments:
Futures margins	4,440	—	—	4,440
Foreign currency exchange contracts	—	32,989	—	32,989
Appreciated swaps, at value	—	267,033	—	267,033
Depreciated swaps, at value	—	153,173	—	153,173

Total Assets	$5,948,337	$12,893,063	$—	$18,841,400

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	45

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Liabilities Table
Other Financial Instruments:
Mortgage-Backed Obligations Sold Short	$ —	$(870,889)	$—	$(870,889)
Futures margins	(7,201)	—	—	(7,201)
Foreign currency exchange contracts	—	(19,532)	—	(19,532)
Appreciated options written, at value	—	(315,335)	—	(315,335)
Options written, at value	—	(186,810)	—	(186,810)
Appreciated swaps, at value	—	(24,084)	—	(24,084)
Depreciated swaps, at value	—	(81,229)	—	(81,229)

Total Liabilities	$(7,201)	$(1,497,879)	$—	$(1,505,080)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended November 30, 2012		Year Ended May 31, 2012[1]
	Shares	Amount	Shares	Amount
Class A
Sold	25,565	$659,132	6,518	$161,406
Redeemed	(1,610)	(41,473)	(1,208)	(30,000)

Net increase	23,955	$617,659	5,310	$131,406

Class C
Sold	6,922	$177,744	1,553	$38,572
Redeemed	(246)	(6,327)	—	—

Net increase	6,676	$171,417	1,553	$38,572

Class I
Sold	—	$—	403	$10,000
Redeemed	—	—	—	—

Net increase	—	$—	403	$10,000

46	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Six Months Ended November 30, 2012		Year Ended May 31, 2012[1]
	Shares	Amount	Shares	Amount
Class Y
Sold	199	$5,000	403	$10,000
Redeemed	—	—	—	—

Net increase	199	$5,000	403	$10,000

1. For the year ended May 31, 2012 for Class A shares, and for the period from January 27, 2012 (inception of offering) to May 31, 2012, for Class C, Class I and Class Y shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in the Subsidiary and IMMF, for the six months ended November 30, 2012, were as follows:

	Purchases	Sales
Investment securities	$6,198,079	$9,086,571

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.85%
Next $500 million	0.82
Next $4 billion	0.80
Over $5 billion	0.75

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the six months ended November 30, 2012, the Fund paid $741 to OFS for services to the Fund.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	47

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates Continued

provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted Distribution and Service Plan (the “Plan”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If Class C plan is terminated by the Fund or by the shareholders, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plan at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2012 were as follows:

Class C	$81

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
November 30, 2012	$1,440	$—	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the six months ended November 30, 2012, the Manager waived $4,745.

48	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

The Manager has voluntarily agreed to waive fees and/or reimburse expenses to limit the Fund’s “Total Expenses” so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.25% for Class A shares, 2.08% for Class C shares, 1.00% for Class I shares and 1.15% for Class Y shares. During the six months ended November 30, 2012, the Manager waived fees and/or reimbursed the Fund $32,194, $2,385, $28 and $314 for Class A, Class C, Class I and Class Y, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF and the Master Funds. During the six months ended November 30, 2012, the Manager waived fees and/or reimbursed the Fund $9,852 for management fees.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended November 30, 2012, OFS waived transfer and shareholder servicing agent fees as follows:

Class C	$49

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	49

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation

50	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of November 30, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $562,099, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $312,801 as of November 30, 2012. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of November 30, 2012 the Fund has not required certain counterparties to post collateral.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

As of November 30, 2012, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $410,642 for which the Fund has posted collateral of $380,000. If a contingent feature would have been triggered as of November 30, 2012, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	51

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities; securities posted as collateral, if any, are reported on the Statement of Investments.

Valuations of derivative instruments as of November 30, 2012 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Credit contracts	Appreciated swaps, at value	$47,763		Appreciated swaps, at value	$24,084
Credit contracts	Depreciated swaps, at value	153,173		Depreciated swaps, at value	21,997
Equity contracts	Appreciated swaps, at value	38,526		Depreciated swaps, at value	32,925
Equity contracts	Futures margins	2,631	*	Futures margins	3,784	*
Equity contracts				Appreciated options written, at value	315,335
Equity contracts	Investments, at value	93,717	**	Options written, at value	186,810
Foreign exchange contracts	Closed currency contracts	15,187		Closed currency contracts	33,390
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	32,989		Unrealized depreciation on foreign currency exchange contracts	19,532
Interest rate contracts	Appreciated swaps, at value	153,603		Depreciated swaps, at value	13,552
Interest rate contracts	Futures margins	1,809	*	Futures margins	1,317	*
Volatility contracts	Appreciated swaps, at value	27,141		Depreciated swaps, at value	12,755
Volatility contracts				Futures margins	2,100	*

Total		$566,539			$667,581

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased options.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total
Credit contracts	$—	$—	$—	$—	$86,462	$86,462
Equity contracts	(80,518)	57,861	(196,154)	—	(258,105)	(476,916)
Foreign exchange contracts	7,458	8,415	—	(15,176)	—	697
Interest rate contracts	—	—	85,944	—	(157,138)	(71,194)
Volatility contracts	—	—	114,509	—	36,842	151,351

Total	$(73,060)	$66,276	$4,299	$(15,176)	$(291,939)	$(309,600)

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

52	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Credit contracts	$—	$—	$—	$—	$(51,471)	$(51,471)
Equity contracts	(99,808)	(58,529)	(20,683)	—	321,453	142,433
Foreign exchange contracts	—	—	—	(28,660)	—	(28,660)
Interest rate contracts	—	—	(14,166)	—	85,447	71,281
Volatility contracts	—	—	10,740	—	43,408	54,148

Total	$(99,808)	$(58,529)	$(24,109)	$(28,660)	$398,837	$187,731

*Includes purchased option contracts and purchased swaption contracts, if any.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	53

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the six months ended November 30, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $3,582,642 and $3,774,964, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

54	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

During the six months ended November 30, 2012, the Fund had an ending monthly average market value of $4,984,764 and $8,191,261 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended November 30, 2012, the Fund had an ending monthly average market value of $88,510 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	55

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended November 30, 2012, the Fund had an ending monthly average market value of $207,154 and $202,679 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the six months ended November 30, 2012 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of May 31, 2012	36	$257,130	18	$3,060
Options written	31,005,528	1,641,660	1,470,530	2,156,569
Options closed or expired	(30,385,399)	(56,008)	(1,250,459)	(1,730,995)
Options exercised	(620,139)	(1,658,182)	(220,000)	(2,344)

Options outstanding as of November 30, 2012	26	$184,600	89	$426,290

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap

56	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	57

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of individual securities and/or indexes as opposed to decreasing its credit risk exposure related to similar debt securities held by the Fund.

For the six months ended November 30, 2012, the Fund had ending monthly average notional amounts of $2,326,343 and $2,157,143 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the six months ended November 30, 2012, the Fund had ending monthly average notional amounts of $3,399,929 and $3,651,210 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative

58	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

For the six months ended November 30, 2012, the Fund had ending monthly average notional amounts of $6,768,773 and $2,542,322 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movement, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay the measured volatility and receive a fixed interest payment over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay a fixed interest payment and receive the measured volatility over the period of the contract. If the measured volatility of the related reference investment increases over

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	59

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

For the six months ended November 30, 2012, the Fund had ending monthly average notional amounts of $5,926 and $27,625 on volatility swaps which pay volatility and volatility swaps which receive volatility, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

7. Subsequent Event

The Board of Trustees of the Fund recently approved a series of modifications to the Fund’s investment advisory and transfer agency arrangements in connection with internal corporate restructuring efforts at OppenheimerFunds, Inc. (“OFI”). As a result of these modifications, on January 1, 2013 (the “Effective Date”), OFI Global Asset Management, Inc. (“OFI Global”), a wholly-owned subsidiary of OFI, became the investment adviser and transfer agent to the Fund under the terms of the Fund’s advisory agreement and transfer agency agreement, respectively. OFI Global, in turn, entered into a new sub-advisory agreement for the Fund, on the Effective Date, whereby OFI Global will have oversight and supervisory responsibilities and OFI will choose the Fund’s investments and provide related advisory services to the Fund. In addition, on the Effective Date, OFI Global entered into a sub-transfer agency agreement with Shareholder Services, Inc. doing business as OppenheimerFunds Services, a wholly-owned subsidiary of OFI, under which it will be responsible for providing transfer agency services to the Fund.

The realignment of advisory service responsibility between OFI Global and OFI did not result in any change in the persons managing the assets of the Fund, the level or nature of the advisory services provided to the Fund, or the fees charged to the Fund.

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s Adviser through December 31, 2012 and Sub-Adviser effective January 1, 2013, OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

60	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	61

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    (Unaudited)

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

62	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Caleb Wong, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load absolute-return funds. The Board noted that the Fund’s one-year and three-year performance was below its peer group median.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load absolute-return funds with comparable asset levels and distribution features. After discussions with the Board, the Manager has agreed to voluntarily waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	63

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    (Unaudited) / Continued

companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 1.25% for Class A shares, 2.08% for Class C shares, 1.15% for Class Y shares, and 1.00% for Class I shares as calculated on the daily net assets of the Fund. This waiver may be amended or withdrawn at any time without prior notice to shareholders. The Board noted that the Fund’s actual management fees were lower than its expense group median and higher than its expense group average. The Fund’s contractual management fees and total expenses were lower than its expense group median and its expense group average.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that, effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly

64	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until the earlier of September 30, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until September 30, 2013.

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all of the surrounding circumstances.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	65

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

66	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

David K. Downes, Trustee

Matthew P. Fink, Trustee

Phillip A. Griffiths, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Trustee/Advisory Board Member

Mary Ann Tynan, Trustee

Joseph M. Wikler, Trustee

Peter I. Wold, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Caleb Wong, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2013 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	67

Financial Statements for Oppenheimer Global Multi Strategies Fund (Cayman) Ltd. for the Six Months Ended November 30, 2012
69	Statement of Assets and Liabilities

70	Statement of Operations

71	Statements of Changes in Net Assets

72	Notes to Financial Statements

68	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND (CAYMAN) LTD.

STATEMENT OF ASSETS AND LIABILITIES    November 30, 2012 / (Unaudited)

Assets
Cash	$969,014
Cash used for collateral on futures	103,150
Receivables and other assets:
Futures margins	12,380
Other	1,107
Total assets	1,085,651
Liabilities
Payables and other liabilities:
Auditing and other professional fees	13,493
Custodian fees	1,023
Futures margins	260
Total liabilities	14,776
Net Assets	$1,070,875
Composition of Net Assets
Par value of shares of beneficial interest	$100
Additional paid-in capital	1,199,900
Accumulated net investment loss	(64,669)
Accumulated net realized loss on investments	(81,319)
Net unrealized appreciation on investments	16,863
Net Assets—applicable to 10,000 shares of beneficial interest outstanding	$1,070,875
Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$107.09

See accompanying Notes to Financial Statements.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	69

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND (CAYMAN) LTD.

STATEMENT OF OPERATIONS    For the Six Months Ended November 30, 2012 / (Unaudited)

Expenses
Management fees	$4,731
Auditing and other professional fees	10,641
Trustees’ compensation	6,525
Custodian fees and expenses	1,867
Other	372
Total expenses	24,136
Net Investment Loss	(24,136)
Realized and Unrealized Gain (Loss)
Net realized loss on closing and expiration of futures contracts	(135,940)
Net change in unrealized appreciation/depreciation on futures contracts	44,010
Net Decrease in Net Assets Resulting from Operations	$(116,066)

See accompanying Notes to Financial Statements.

70	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND (CAYMAN) LTD.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2012 (Unaudited)	Period Ended May 31, 2012[1]
Operations
Net investment loss	$ (24,136)	$ (40,533)
Net realized gain (loss)	(135,940)	54,621
Net change in unrealized appreciation/depreciation	44,010	(27,147)
Net decrease in net assets resulting from operations	(116,066)	(13,059)
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions	175,000	1,025,000
Net Assets
Total increase	58,934	1,011,941
Beginning of period	1,011,941	—
End of period (including accumulated net investment loss of $64,669 and $40,533, respectively)	$1,070,875	$1,011,941

1. For the period from October 26, 2011 (commencement of operations) to May 31, 2012.

See accompanying Notes to Financial Statements.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	71

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND (CAYMAN) LTD.

NOTES TO FINANCIAL STATEMENTS    November 30, 2012 / Unaudited

1. Significant Accounting Policies

Oppenheimer Global Multi Strategies Fund (Cayman) Ltd. (the “Fund”), is organized as a Cayman Islands Company Limited by Shares. The Fund intends to carry on the business of an investment company and to acquire, invest in and hold by way of investment, sell and deal primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds (“ETF”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). The Sub-Adviser is Oppenheimer Real Asset Management, Inc. (“ORAMI” or the “Sub-Adviser”), a wholly-owned subsidiary of the Manager. As of November 30, 2012, 100% of the Fund was owned by Oppenheimer Global Multi Strategies Fund (“OGMSF”). The Manager is also the investment adviser of OGMSF and ORAMI is also the Sub-Adviser of OGMSF.

The beneficial interest of each investor in the Fund is represented by units of participating shares. The Fund’s directors may further designate classes of participating shares and series within each class. As of November 30, 2012, the directors have not designated classes or series of outstanding participating shares. During the six months ended November 30, 2012, all income, profits, losses and expenses, if any, of the Fund were allocated pro rata to all participating shares of the Fund. Issuance of additional participating shares is at the discretion of the Fund’s directors.

The following is a summary of significant accounting policies consistently followed by the Fund.

Income Taxes. The Fund has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. The Fund is a Controlled Foreign Corporation under U.S. tax laws and as such is not subject to U.S. income tax. Therefore, the Fund is not required to record a tax provision.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are declared and paid annually from the Fund’s tax basis earnings and profits. Distributions are recorded on ex-dividend date. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades

72	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

While the Fund held securities during the period and did apply these procedures to value those investments, it only held futures at period end. Therefore, the financial statements also do not include a Statement of Investments.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	73

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND (CAYMAN) LTD.

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

74	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	75

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND (CAYMAN) LTD.

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of November 30, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Unadjusted Quoted Prices	Level 3— Unadjusted Quoted Prices	Value
Assets Table
Other Financial Instruments
Futures	$12,380	$—	$—	$12,380

Total Assets	$12,380	$—	$—	$12,380

Liabilities Table
Other Financial Instruments
Futures	$(260)	$—	$—	$(260)

Total Liabilities	$(260)	$—	$—	$(260)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Capital Transactions

The Fund has authorized 5,000,000 participating shares of $0.01 par value per share. The Fund issued 10,000 participating shares for $1,000,000 on October 26, 2011 in conjunction

76	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

with OGAF’s initial capitalization of the Fund. All subsequent capital contributions and withdrawals did not have participating shares associated with the transaction.

Capital transactions were as follows:

	Six Months Ended November 30, 2012	Period Ended May 31, 2012[1]
	Amount	Amount
Contributions	$175,000	$1,425,000
Withdrawals	—	(400,000)

Net increase	$175,000	$1,025,000

1. For the period from October 26, 2011 (commencement of operations) to May 31, 2012.

4. Expenses

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 1.00%.

Sub-Adviser Fees. The Manager retains the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser a fee in monthly installments, based on the daily net assets of the Fund at an annual rate of 0.5%.

The Fund shall bear all fees and expenses related to the business and affairs of the Fund, including among others, directors’ fees, audit fees, custodian fees and expenses in connection with the purchase and sale of securities and other Fund assets.

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

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OPPENHEIMER GLOBAL MULTI STRATEGIES FUND (CAYMAN) LTD.

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments Continued

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the

78	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Valuations of derivative instruments as of November 30, 2012 are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Commodity contracts	Futures margins	$12,380*	Futures margins	$260*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of futures contracts
Commodity contracts	$(135,940)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Commodity contracts	$44,010

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

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OPPENHEIMER GLOBAL MULTI STRATEGIES FUND (CAYMAN) LTD.

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments Continued

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the six months ended November 30, 2012, the Fund had an ending monthly average market value of $316,660 and $326,620 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Futures Contracts as of November 30, 2012 are as follows:
Contract Description	Buy/Sell	Unrealized Appreciation (Depreciation)	Percentage of Fund Net Assets
Energy	Buy	$13,843	1.29%
Energy	Sell	7,668	0.71
Precious Metal	Sell	(10,962)	(1.02)
Soft	Buy	6,314	0.59

		$16,863	1.57%

6. Financial Highlights

The following represents certain financial ratios of the Fund for the periods noted. The computation of the net investment income and total expense ratios was based upon the daily net assets of the Fund during these periods. Unless otherwise noted, the calculations have been annualized for reporting purposes:

	Six Months Ended November 30, 2012 (Unaudited)	Period Ended May 31, 2012[1]
Per Share Operating Data
Net asset value, beginning of period	$101.19	$100.00
Income (loss) from investment operations:
Net investment loss	(2.41)	(4.05)
Net realized and unrealized gain (loss)	(9.19)	2.75

Total from investment operations	(11.60)	(1.30)
Capital Transactions	17.50	2.49
Net asset value, end of period	$107.09	$101.19

Total Return, at Net Asset Value[2]	(10.78)%	(1.56)%

80	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Six Months Ended November 30, 2012 (Unaudited)	Period Ended May 31, 2012[1]
Ratios to Average Net Assets:
Net investment loss	(4.56)%	(5.42)%
Total expenses	4.56%	5.42%

1. For the period from October 26, 2011 (commencement of operations) through May 31, 2012.

2. The total return was calculated based upon the daily returns of the Fund during this period. The calculation has not been annualized for reporting purposes.

7. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s Adviser through December 31, 2012 and Sub-Adviser effective January 1, 2013, OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

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NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

7. Pending Litigation Continued

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

8. Subsequent Events Evaluation

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through January 16, 2013, the date the financial statements were available to be issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.

82	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	83

PRIVACY POLICY

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

84	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RS0853.001.1112 January 18, 2013

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.

The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi Strategies Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	1/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	1/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	1/9/2013